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                            ARTHUR ANDERSEN LLP



                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 (File Number 333-20989) of our report dated February 14, 1997, incorporated by reference in Bolder Technologies Corporation's Form 10-KSB for the year ended December 31, 1996, and to all references to our Firm included in such registration.




                                             /s/ ARTHUR ANDERSEN LLP
                                             ARTHUR ANDERSEN LLP

Denver, Colorado,
 March 27, 1997.